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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 4, 2005

                                   Novelis Inc
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             (Exact name of registrant as specified in its charter)

              Canada                     001-32312
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   (State or other jurisdiction         (Commission        (I.R.S. Employer
         of incorporation)              File Number)      Identification No.)

       3399 Peachtree Road NE Suite 1500, Atlanta GA USA         30326
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           (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code 404 814-4200


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01   REGULATION FD DISCLOSURE

On April 4, 2005 - Novelis Inc. released an updated investor presentation highlighting 2004 Company results. A downloadable version of the presentation is available at the Novelis Investor Relations website at www.novelis.com. A copy of the press release is attached hereto as exhibit 99.1. A copy of the presentation is attached hereto as exhibit 99.2.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1     Press Release issued by Novelis Inc., on April 4, 2005.

99.2     Updated Presentation issued by Novelis Inc. on April 4, 2005.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                               Novelis Inc.

Date  04-04-05

                                                               /s/ David Kennedy
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                                                               David Kennedy
                                                               Secretary